UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

September 2, 2021

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 2, 2021, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on July 21, 2021):

Proposal 1: Election of seven directors to our board of directors for a one-year term of office expiring at the 2022 Annual Meeting of Stockholders.

Proposal 2: Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal 3: An advisory vote to approve executive compensation (“say-on-pay” vote).

We had 42,156,067 shares of common stock outstanding on July 9, 2021, the record date for the annual meeting. At the annual meeting, holders of 25,225,145 shares of our common stock were present in person or represented by proxy. The full voting results were as follows:

1. Election of Seven Directors. Our stockholders elected the seven nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2022 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Michael D. Farkas	10,955,639	311,507	13,957,999

Brendan S. Jones	11,089,902	177,244	13,957,999

Louis R. Buffalino	10,632,673	634,473	13,957,999

Jack Levine	11,016,433	250,713	13,957,999

Kenneth R. Marks	11,114,310	152,836	13,957,999

Ritsaart van Montfrans	11,045,389	221,757	13,957,999

Carmen M. Perez-Carlton	11,124,644	142,502	13,957,999

2. Ratification of the Independent Registered Public Accounting Firm. Our stockholders ratified the appointment of Marcum LLP as our independent registered public accountants for the year ending December 31, 2021. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

24,514,907	289,319	420,919	0

3. Advisory “Say-on-Pay” Vote to Approve Executive Compensation. Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers for 2020. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

8,508,973	2,617,811	140,362	13,957,999

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: September 3, 2021	By:	/s/ Michael P. Rama
	Name:	Michael P. Rama
	Title:	Chief Financial Officer

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